UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Duke Realty Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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600 East 96th Street

Suite 100

Indianapolis, Indiana 46240

(317) 808-6000

June 11, 2009

Dear Shareholder:

The Board of Directors and officers of Duke Realty Corporation join me in extending to you a cordial invitation to attend a special meeting of shareholders. This meeting will be held on Wednesday, July 22, 2009, at 10:00 a.m. local time, at the corporate offices of Duke Realty Corporation, 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240. To reserve your seat at the special meeting, please call 800-875-3366 or send an e-mail to ir@dukerealty.com. The purpose of the special meeting is to approve amendments to our articles of incorporation that would provide us greater corporate and financial flexibility by increasing the number of authorized shares of common stock from 250 million to 400 million and by increasing the number of authorized shares of preferred stock from five million to 10 million. We believe the proposed amendments are in the best interests of the company and our shareholders and will provide us with sufficient shares for possible future equity and equity-based financings, merger and acquisition opportunities, asset acquisitions, awards under employee benefit plans and for other corporate purposes.

The formal notice of this special meeting and the proxy statement appear on the following pages. We hope that you will make plans to attend this meeting. Whether or not you attend, we urge you to vote by mail, by telephone or on the Internet in order to ensure that we record your votes on the business matters presented at the special meeting.

We look forward to seeing you on July 22nd.

Sincerely,

Dennis D. Oklak Chairman and Chief Executive Officer

600 East 96th Street

Suite 100

Indianapolis, Indiana 46240

(317) 808-6000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held July 22, 2009

Notice is hereby given that a Special Meeting of Shareholders, or the “Special Meeting,” of Duke Realty Corporation, or the “Company,” will be held at the corporate offices of the Company located at 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240, on Wednesday, July 22, 2009, at 10:00 a.m. local time. At this meeting, the shareholders will be asked to act on the following:

1. To approve a proposed amendment to the Company’s Third Restated Articles of Incorporation to increase the number of shares of the Company’s common stock, par value $.01 per share, authorized thereunder from 250 million shares to 400 million shares; and

2. To approve a proposed amendment to the Company’s Third Restated Articles of Incorporation to increase the number of shares of the Company’s preferred stock, par value $.01 per share, authorized thereunder from 5 million shares to 10 million shares.

Only shareholders of record at the close of business on Friday, May 29, 2009 are entitled to notice of and to vote at the Special Meeting or at any adjournments or postponements thereof. At least a majority of the outstanding shares of the Company’s common stock present in person or by proxy is required for a quorum.

YOUR VOTE IS IMPORTANT!

Submitting your proxy does not affect your right to vote in person if you attend the Special Meeting. Instead, it benefits the Company by reducing the expenses of additional proxy solicitation. Therefore, you are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Special Meeting. You may revoke your proxy at any time before its exercise by (i) delivering written notice of revocation to the Company’s Corporate Secretary, Howard L. Feinsand, at the above address, (ii) submitting to the Company a duly executed proxy card bearing a later date, (iii) voting via the Internet or by telephone at a later date, or (iv) appearing at the Special Meeting and voting in person; provided, however, that no such revocation under clause (i) or (ii) shall be effective until written notice of revocation or a later dated proxy card is received by the Company’s Corporate Secretary at or before the Special Meeting, and no such revocation under clause (iii) shall be effective unless received on or before 11:59 p.m., Indianapolis local time, on July 12, 2009.

When you submit your proxy, you authorize Dennis D. Oklak or Howard L. Feinsand or either one of them, each with full power of substitution, to vote your shares at the Special Meeting in accordance with your instructions or, if no instructions are given, to vote for the approval of the proposed amendments to the Company’s Third Restated Articles of Incorporation increasing the number of authorized shares of common stock and preferred stock.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders Meeting to be Held on July 22, 2009

This proxy statement and the Company’s Annual Report of Form 10-K are available at: http://investor.dukerealty.com.

By order of the Board of Directors,

Howard L. Feinsand Executive Vice President, General Counsel and Corporate Secretary

Indianapolis, Indiana

June 11, 2009

600 East 96th Street

Suite 100

Indianapolis, Indiana 46240

(317) 808-6000

QUESTIONS AND ANSWERS

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 22, 2009

Why did I receive this proxy?

The Board of Directors of Duke Realty Corporation, or the “Company,” is soliciting proxies to be voted at a Special Meeting of Shareholders, or the “Special Meeting.” The Special Meeting will be held Wednesday, July 22, 2009, at 10:00 a.m. local time at the corporate offices of the Company located at 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240. For driving directions to the Special Meeting, please call 800-875-3366. This proxy statement summarizes the information you need to know to vote by proxy or in person at the Special Meeting. You do not need to attend the Special Meeting in person in order to vote.

Why did I receive a Notice of Internet Availability of Proxy Materials?

Pursuant to certain rules adopted by the Securities and Exchange Commission, or “SEC,” we are making this proxy statement and the enclosed proxy card available to our shareholders electronically via the Internet. Accordingly, certain of our shareholders received a Notice of Internet Availability of Proxy Materials, or “Notice,” which was or will be sent to shareholders on or about June 15, 2009 containing instructions on how to access this proxy statement via the Internet and how to vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy in the manner described in the Notice. All shareholders will be able to access the proxy materials on a website referred to in the Notice and this proxy statement and will be able to request to receive a printed set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a printed or electronic copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. By participating in the e-proxy process, we will save money on the cost of printing and mailing documents to you and reduce the impact of the Special Meeting on the environment.

When was this proxy statement mailed?

This proxy statement and the enclosed proxy card were mailed to shareholders beginning on or about June 11, 2009.

Who is entitled to vote?

All shareholders of record as of the close of business on Friday, May 29, 2009, or the “Record Date,” are entitled to vote at the Special Meeting. As of the close of business on the Record Date, there were 223,829,687 shares of the Company’s common stock, par value $.01 per share, or the “Common Stock,” outstanding and entitled to vote at the Special Meeting.

What are the quorum requirements for the Special Meeting?

In order for any business to be conducted, the holders of a majority of the shares of the Common Stock entitled to vote at the Special Meeting must be present, either in person or represented by proxy. For the purpose of determining the presence of a quorum, abstentions and broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) will be counted as present.

How many votes do I have?

Each share of Common Stock outstanding on the Record Date is entitled to one vote on each item submitted for consideration.

How do I vote?

By Mail:	Vote, sign, date your proxy card and mail it in the postage-paid envelope.

In Person:	Vote at the Special Meeting.

By Telephone:	Call toll-free 800-690-6903 and follow the instructions. You will be prompted for certain information that can be found on your proxy card.

Via Internet:	Log on to www. proxyvote.com and follow the on-screen instructions. You will be prompted for certain information that can be found on your proxy card.

How do I vote my shares that are held by my broker?

If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you. Most brokers offer voting by mail, telephone and on the Internet.

What am I voting on?

You will be voting on the following proposals:

Proposal One:    The approval of an amendment to the Company’s Third Restated Articles of Incorporation, or the “Articles of Incorporation,” to increase the number of shares of the Common Stock authorized thereunder.

Proposal Two:    The approval of an amendment to the Articles of Incorporation to increase the number of shares of the Company’s preferred stock, par value $.01 per share, or the “Preferred Stock,” authorized thereunder.

Will there be any other items of business on the agenda?

No. The only business that may be transacted at the Special Meeting consists only of those proposals described herein.

How many votes are required to act on the proposals?

The affirmative vote of the holders of at least a majority of the shares of Common Stock entitled to vote at the Special Meeting is required to approve the proposals. Abstentions and broker non-votes will be counted for the purpose of determining if a quorum is present, but will not be included as votes cast with respect to each proposal. Therefore, abstentions and broker non-votes will have the effect of a vote “against” each proposal.

What happens if I return my proxy card without voting on the proposals?

When you return a properly executed proxy card, the Company will vote the shares that the proxy card represents in accordance with your directions. If you return the signed proxy card with no direction on the proposals, the Company will vote your proxy in favor of (FOR) Proposal One and (FOR) Proposal Two.

What if I want to change my vote after I return my proxy?

You may revoke your proxy at any time before its exercise by:

(i)	delivering written notice of revocation to the Company’s Corporate Secretary, Howard L. Feinsand, at 600 East 96 th Street, Suite 100, Indianapolis, Indiana 46240;

(ii)	submitting to the Company a duly executed proxy card bearing a later date;

(iii)	voting via the Internet or by telephone at a later date; or

(iv)	appearing at the Special Meeting and voting in person;

provided, however, that no such revocation under clause (i) or (ii) shall be effective until written notice of revocation or a later dated proxy card is received by the Company’s Corporate Secretary at or before the Special Meeting, and no such revocation under clause (iii) shall be effective unless received on or before 11:59 p.m., Indianapolis local time, on July 12, 2009.

Will anyone contact me regarding this vote?

It is contemplated that brokerage houses will forward the proxy materials to shareholders at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies by telephone, facsimile, e-mail, or personal interviews without additional compensation. The Company reserves the right to engage solicitors and pay compensation to them for the solicitation of proxies.

Who has paid for this proxy solicitation?

The Company will bear the cost of preparing, printing, assembling and mailing the proxy, proxy statement and other materials that may be sent to shareholders in connection with this solicitation. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

How do I submit a proposal for the 2010 Annual Meeting?

If a shareholder wishes to have a proposal considered for inclusion in the proxy statement for the 2010 Annual Meeting, he or she must submit the proposal in writing to the Company (Attention: Howard L. Feinsand, Corporate Secretary) so that the Company receives the proposal by November 18, 2009. Shareholders also are advised to review the Company’s Third Amended and Restated By-Laws, or “By-Laws,” which contain additional advance notice requirements, including requirements with respect to advance notice of shareholder proposals and director nominations.

The Board of Directors of the Company will review any shareholder proposals that are timely submitted and will determine whether such proposals meet the criteria for inclusion in the proxy solicitation materials or for consideration at the 2010 Annual Meeting. In addition, the persons named in the proxies retain the discretion to vote proxies on matters of which the Company is not properly notified at its principal executive offices on or before 60 days prior to the 2010 Annual Meeting, and also retain such authority under certain other circumstances.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and return all proxy cards to ensure that all your shares are voted.

How do I receive future proxy materials electronically?

If you are a shareholder of record, you may, if you wish, receive future proxy statements and annual reports electronically. To do so, please log on to www. proxyvote.com and enroll to receive mailings via e-mail. You will need to enter your control number which is located on your proxy card. If you later wish to receive the statements and reports by regular mail, this e-mail enrollment may be cancelled.

Can I find additional information on the Company’s website?

Yes. The Company’s website is located at http://www.dukerealty.com. Although the information contained on the Company’s website is not part of this proxy statement, you can view additional information on the website, such as the Company’s code of conduct, corporate governance guidelines, charters of board committees and reports that the Company files and furnishes with the SEC. A copy of the Company’s code of conduct, corporate governance guidelines and charters of board committees also may be obtained by written request addressed to Duke Realty Corporation, 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240, Attention: Investor Relations.

PROPOSAL ONE:

AMENDMENT OF ARTICLE V OF THE COMPANY’S

ARTICLES OF INCORPORATION TO AUTHORIZE

ADDITIONAL SHARES OF COMMON STOCK

Background

The Company’s Articles of Incorporation currently authorize 250 million shares of Common Stock. As of the Record Date, there were 223,829,687 shares of Common Stock issued and outstanding. In addition, as of the Record Date, there were approximately 25,182,235 shares reserved for issuance in connection with the Company’s equity compensation plans, including, without limitation, the 2005 Long-Term Incentive Plan, Duke Realty Limited Partnership’s 3.75% Exchangeable Senior Notes (which are exchangeable into shares of Common Stock), and Duke Realty Limited Partnership’s common units (which can be redeemed by the Company for shares of Common Stock on a one-for-one basis).

Proposed Amendment

On April 29, 2009, the Board of Directors unanimously approved an amendment to Article V of the Company’s Articles of Incorporation, subject to shareholder approval, to increase the number of shares of Common Stock authorized for issuance under the Articles of Incorporation by 150 million shares to a total of 400 million shares. The full text of the proposed amendment to Article V is set forth on Appendix A to this proxy statement. You are being asked to approve such amendment.

If approved, the proposed amendment will become effective upon filing of the amendment with the Secretary of State of the State of Indiana, which the Company expects to occur following shareholder approval of the proposal described herein. If the proposal is not approved by the shareholders, no amendment with respect to an increase in the number of authorized shares of Common Stock will be filed with the Secretary of State of the State of Indiana and the proposal will not be implemented. If the proposal is approved, the additional authorized shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the shareholders, except for those instances in which applicable law or stock exchange rules require shareholder approval.

Reasons for the Amendment

The Board of Directors believes that it is in the Company’s best interest to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense or delay of a special meeting of shareholders to approve additional authorized shares at that time. Such business needs may include future equity-based financings, merger and acquisition opportunities, asset acquisitions, stock splits, adopting new or modifying current employee benefit plans and other proper corporate purposes identified by the Board of Directors in the future. Any future issuance of Common Stock of the Company would remain subject to separate shareholder approval if required by applicable law or the rules of any national securities exchange on which shares of the Common Stock are then listed.

If the proposal is approved by the shareholders, upon the effective date of the amendment, the Company would have approximately 150,988,078 shares of Common Stock authorized and available for future issuance after taking into account the number of shares currently reserved for other purposes. If the proposal is not approved by the shareholders, the number of authorized shares of Common Stock will remain at 250 million and the Company would have only 988,078 shares of Common Stock that remain authorized and available for future issuance, after taking into account the shares currently reserved for other purposes.

Other than as permitted or required under the Company’s 2005 Long-Term Incentive Plan and other employee benefit plans and outstanding options, or in connection with the Exchangeable Notes or the redemption of common units of Duke Realty Limited Partnership, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purposes.

The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock will provide us with a sufficient number of shares available should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Company reserves the right to seek a further increase in the number of authorized shares from time to time in the future as considered appropriate by the Board of Directors.

The Board of Directors believes that the proposed amendment to Article V of the Company’s Articles of Incorporation is in the best interests of the Company and its shareholders and is consistent with sound corporate governance principles.

Anti-Takeover Effects

The proposed amendment to increase the number of authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders. The amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board of Directors, however, is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Other Potential Effects of the Proposed Amendment

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of present shareholders. The additional 150 million shares of Common Stock to be authorized will be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

Under the Company’s Articles of Incorporation, the Company’s shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current shareholders.

Recommendation and Required Vote

The affirmative vote of the holders of at least a majority of the shares of Common Stock entitled to vote at the Special Meeting is required to approve the proposed amendment. Abstentions and broker non-votes will be counted for the purpose of determining if a quorum is present, but will not be included as votes cast with respect to Proposal One. Therefore, abstentions and broker non-votes will have the effect of a vote “against” Proposal One.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL ONE.

PROPOSAL TWO:

AMENDMENT OF ARTICLE V OF THE COMPANY’S

ARTICLES OF INCORPORATION TO AUTHORIZE

ADDITIONAL SHARES OF PREFERRED STOCK

Background

The Company’s Articles of Incorporation currently authorize 5,000,000 shares of Preferred Stock. As of the Record Date, there were 4,067,000 shares of Preferred Stock issued and outstanding.

Proposed Amendment

On April 29, 2009, the Board of Directors unanimously approved an amendment to Article V of the Company’s Articles of Incorporation, subject to shareholder approval, to increase the number of shares of Preferred Stock authorized for issuance under the Articles of Incorporation by 5 million shares to a total of 10 million shares. The full text of the proposed amendment to Article V is set forth on Appendix A to this proxy statement. You are being asked to approve such amendment.

If approved, the proposed amendment will become effective upon filing of the amendment with the Secretary of State of the State of Indiana, which the Company expects to occur following shareholder approval of the proposal described herein. If the proposal is not approved by the shareholders, no amendment with respect to an increase in the number of authorized shares of Preferred Stock will be filed with the Secretary of State of the State of Indiana and the proposal will not be implemented. If the proposal is approved, the additional authorized shares of Preferred Stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the shareholders, except for those instances in which applicable law or stock exchange rules require shareholder approval.

Reasons for the Amendment

The Board of Directors believes that it is in the Company’s best interest to increase the number of authorized shares of Preferred Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense or delay of a special meeting of shareholders to approve additional authorized shares at that time. Such business needs may include future preferred equity offerings and other proper corporate purposes identified by the Board of Directors in the future. Any future issuance of Preferred Stock of the Company would remain subject to separate shareholder approval if required by applicable law or the rules of any national securities exchange on which shares of Preferred Stock of the Company are then listed.

If the proposal is approved by the shareholders, upon the effective date of the amendment, the Company would have approximately 5,933,000 shares of Preferred Stock authorized and available for future issuance. If the proposal is not approved by the shareholders, the number of authorized shares of Preferred Stock of the Company will remain at 5 million and the Company would have only 933,000 shares of Preferred Stock that remain authorized and available for future issuance.

The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Preferred Stock for any purposes.

The Board of Directors believes that the proposed increase in the number of authorized shares of Preferred Stock will provide us with a sufficient number of shares available should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

The Board of Directors believes that the proposed amendment to Article V of the Company’s Articles of Incorporation is in the best interests of the Company and its shareholders and is consistent with sound corporate governance principles.

Anti-Takeover Effects

The authorized but unissued shares of Preferred Stock could have anti-takeover effects. Under certain circumstances, any or all of the Preferred Stock could be used as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of Preferred Stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of Common Stock or with rights and preferences that include special voting rights to veto a change in control. The Preferred Stock could also be used in connection with the issuance of a shareholder rights plan, sometimes referred to as a “poison pill.”

Use of the Preferred Stock in the foregoing manner could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by shareholders, even if such proposed actions would be beneficial to the Company’s shareholders. This could include discouraging bids for the Company even if such bid represents a premium over the Company’s then-existing trading price and thereby prevent shareholders from receiving the maximum value for their shares.

Likewise, pursuant to the Board of Directors’ existing policies, it is the intent of the Board not to authorize the issuance of Preferred Stock for any anti-takeover or defensive purpose without the consent of the Company’s shareholders.

Other Potential Effects of the Proposed Amendment

The authorization of additional shares of Preferred Stock will not, by itself, have any effect on the rights of present shareholders. The additional 5 million shares of Preferred Stock to be authorized will be “blank check” serial preferred stock. This type of preferred stock allows the Board of Directors to issue one or more series of the Preferred Stock, from time to time, with full, limited or no voting powers, and to fix all of the designations, preferences and relative, participating, optional or special voting rights, and qualifications, limitations or other restrictions upon the Preferred Stock, as will be provided in an amendment to our Articles of Incorporation adopted by the Board of Directors.

Under the Company’s Articles of Incorporation, the Company’s shareholders do not have preemptive rights to subscribe for additional shares of capital stock which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of such shares. In addition, if the Board of Directors elects to issue additional shares of Preferred Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current shareholders.

Recommendation and Required Vote

The affirmative vote of the holders of at least a majority of the shares of Common Stock entitled to vote at the Special Meeting is required to approve the proposed amendment. Abstentions and broker non-votes will be counted for the purpose of determining if a quorum is present, but will not be included as votes cast with respect to Proposal Two. Therefore, abstentions and broker non-votes will have the effect of a vote “against” Proposal Two.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL TWO.

OWNERSHIP OF COMPANY SHARES

The following table sets forth the beneficial ownership of shares of common stock as of May 29, 2009 for each person or group known to the Company to be holding more than five percent (5%) of such common stock and for each director and named executive officer, and for the directors and executive officers of the Company as a group. The number of shares shown represents the number of shares of common stock the person “beneficially owns,” as determined by the rules of the SEC.

Beneficial Owner	Shares Beneficially Owned (1)	Shares Issuable Upon Exercise of Stock Options	Total	Percent of Shares
Dennis D. Oklak (2)	147,072	378,672	525,744	*
Robert M. Chapman (3)	59,909	254,662	314,571	*
Christie A. Kelly	913	0	913	*
Howard L. Feinsand (4)	43,786	143,043	186,829	*
Steven R. Kennedy (5)	54,275	93,096	147,371	*
Thomas J. Baltimore, Jr.	6,220	0	6,220	*
Barrington H. Branch	21,361	12,865	34,226	*
Geoffrey Button	66,733	12,865	79,598	*
William Cavanaugh III	33,444	10,292	43,736	*
Ngaire E. Cuneo	35,907	12,865	48,772	*
Charles R. Eitel	13,841	5,146	18,987	*
Martin C. Jischke, Ph.D.	2,050	4,116	6,166	*
L. Ben Lytle	47,889	12,865	60,754	*
Jack R. Shaw (6)	3,377	7,718	11,095	*
Lynn C. Thurber	8,202	0	8,202	*
Robert J. Woodward, Jr. (7)	32,273	10,291	42,564	*
All directors and executive officers as a group (16 persons)	577,252	958,496	1,535,748	*
The Vanguard Group, Inc. (8)	13,027,284	—	13,027,284	5.82%
Barclays Global (9)	11,384,424	—	11,384,424	5.09%
FMR, LLC (10)	22,566,317	—	22,566,317	10.08%

*	Less than one percent (1%)
(1)	Unless otherwise indicated, each person listed in the table possesses sole voting and investment power with respect to the Common Shares reported in this column to be owned by such person.
(2)	Includes 51,958 shares owned by family members.
(3)	Includes 4,650 shares owned by family members.
(4)	Includes 25,228 shares that are pledged as security for indebtedness.
(5)	Includes 22,751 shares owned by family members.
(6)	Includes 1,329 shares owned by family members.
(7)	In addition, Mr. Woodward owns 4,200 shares of Series N Preferred Stock and 5,270 shares of Series O Preferred Stock.
(8)	The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355. This information was obtained from Schedule 13G filed with the SEC.
(9)

The aggregate number of shares owned by affiliates of Barclays Funds are reported. The principal mailing address of Barclays is 45 Fremont Street 17th Floor, San Francisco, CA 94105. This information was obtained from Schedule 13G filed with the SEC.

(10)	The address of FMR, LLC is 82 Devonshire Street, Boston, MA 02109. This information was obtained from Schedule 13G filed with the SEC.

CERTAIN ANTI-TAKEOVER PROVISIONS OF OUR

ARTICLES OF INCORPORATION AND BY-LAWS

The following information summarizes provisions of our Articles of Incorporation and By-Laws. This information is not a complete description of these matters and is qualified in all respects by the actual provisions of our Articles of Incorporation and By-Laws. As described below, these provisions may make the Company a less attractive target for an acquisition of control by an outsider who lacks the support of the Company’s Board of Directors.

No Actions Taken by Written Consent of Shareholders

The Articles of Incorporation provide that the Company’s shareholders may not act by written consent in lieu of a shareholders meeting. This prevents shareholders from replacing directors or taking other actions other than through an orderly meeting process.

No Cumulative Voting for Directors

The Articles of Incorporation do not permit cumulative voting. Cumulative voting permits a shareholder to cumulate such shareholder’s total votes for a single candidate in an election of directors. For example, a shareholder holding 1,000 shares in an election for five directors could cumulate all 5,000 votes for one director.

Limited Ability to Amend the Articles of Incorporation

The Articles of Incorporation provide that any amendment or alteration to certain provisions of the Articles of Incorporation, including, without limitation, the business combination provisions, must be approved by the holders of 80% of the Company’s issued and outstanding capital stock.

Directors Removed Solely for Cause

The Articles of Incorporation provide that directors may be removed only for “cause” (as defined therein) and only with the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote in the election of directors. This provision could make it more difficult for outsiders to gain control of the Board of Directors by removing incumbent directors simply on the basis of a majority of the voting power.

Fair Price Provision

The Articles of Incorporation contain provisions which may discourage certain types of transactions involving an actual or threatened change of control, including a requirement that certain mergers, sales of assets, liquidations or dissolutions, or reclassifications or recapitalizations involving persons owning 10% or more of the Company’ capital stock be approved by a vote of the holders of 80% of the issued and outstanding shares of the Company’s capital stock unless such transaction is approved by three-fourths of the continuing directors or provides for payment to shareholders for their shares of at least a specified price. This provision prevents hostile acquirers who gain control of a company from paying the remaining shareholders less than the fair market value of their shares.

Control Share Acquisition

The Company has not opted out of the control share acquisition provisions of the Indiana Business Corporation Law, or the “IBCL.” The control share acquisition provisions of the IBCL strip a purchaser’s shares of voting rights any time an acquisition of shares in a covered corporation brings the purchaser’s voting power to one-fifth, one-third or one half of all voting power, unless the purchaser’s voting rights are reestablished by a majority vote of the other shareholders or a specified exception is available. A purchaser may demand a special meeting for such vote. If the purchaser’s voting rights are approved by shareholders, and the purchaser has acquired a majority of the voting power of the corporation, all other shareholders are entitled to dissent and obtain the “fair cash value” of their shares.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

SEC rules establish the eligibility requirements and the procedures that must be followed for a shareholder’s proposal to be included in the Company’s proxy statement. Under those rules, any shareholder wishing to have a proposal considered for inclusion in the Company’s proxy statement for the 2010 Annual Meeting must submit his or her proposal to the Company in writing on or before November 18, 2009, which is 120 calendar days prior to the anniversary of the mailing of the proxy statement for our 2009 Annual Meeting of Shareholders. Proposals must comply with all applicable SEC rules. If a shareholder wishes to present a proposal at the 2010 Annual Meeting, whether or not the proposal is intended to be included in the 2010 proxy material, the Company’s By-Laws require that the shareholder give advance written notice to the Company’s Corporate Secretary not less than 60 nor more than 90 days prior to the one year anniversary of the Annual Meeting. If a shareholder is permitted to present a proposal at the 2010 Annual Meeting, but the proposal was not included in the 2010 proxy material, the Company believes that its proxy holder would have the discretionary authority granted by the proxy card (and as permitted under SEC rules) to vote on the proposal if the proposal was received after February 1, 2010, which is 45 calendar days prior to the one-year anniversary of the mailing of this Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Special Meeting. The only business that may be transacted at the Special Meeting consists only of those proposals described herein.

HOUSEHOLDING OF PROXY MATERIAL

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering to that address a single proxy statement to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one copy, please notify your broker if your shares are held in a brokerage account, or notify us if you hold registered shares. You can notify us by sending a written request to Duke Realty Corporation, c/o Corporate Secretary, 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240 or by calling our Investor Relations Department at (317) 808-6000.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The rules of the SEC permit us to “incorporate by reference” certain information we file with the SEC into this proxy statement. This means that we can disclose important information to shareholders by referring the shareholders to another document. Any information incorporated by reference into this proxy statement is considered to be part of this proxy statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this proxy statement will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference into this proxy statement.

We incorporate herein by reference the following documents and other information filed with the SEC (other than, in each case, any and all documents and/or information deemed to have been furnished to but not “filed” with the SEC in accordance with applicable SEC rules):

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2008;

•	our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008;

•	our Current Reports on Form 8-K filed on February 2, 2009, March 2, 2009, April 21, 2009, and May 5, 2009;

•	the description of our common stock contained in our Registration Statement on Form 8-A dated January 2, 1986, as amended; and

•	all documents filed by us subsequent to the date hereof pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, and prior to the Special Meeting.

A copy of any of the documents referred above will be furnished, without charge, to each person, including any beneficial owner, upon his or her written or oral request, excluding exhibits to those documents unless they are specifically incorporated by reference into those documents. You may request a copy of these filings, at no cost, by writing or telephoning us at:

Investor Relations

Duke Realty Corporation

600 East 96th Street, Suite 100

Indianapolis, Indiana 46240

Telephone: (317) 808-6005

We also maintain an Internet site at www.dukerealty.com at which there is additional information about our business, but the contents of that site are not incorporated by reference into, and are not otherwise a part of, this proxy statement.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. Whether or not you plan to attend the meeting, you are urged to vote your proxy.

By order of the Board of Directors,

Howard L. Feinsand Executive Vice President, General Counsel and Corporate Secretary

Indianapolis, Indiana

June 11, 2009

Appendix A

The proposed amendments to Article V of the Company’s Articles of Incorporation have been marked by striking through the text to be deleted and underlining the text to be added:

ARTICLE V

Authorized Shares

The total number of shares of capital stock which the Corporation shall have authority to issue is ~~two~~four hundred ~~fifty-five~~and ten million (~~255,000,000~~410,000,000), of which ~~two~~four hundred ~~fifty~~ million (~~250,000,000~~400,000,000) shall be common stock having a par value of $.01 per share, and ~~five~~ten million (~~5,000,000~~10,000,000) shall be serial preferred stock having a par value of $.01 per share.

A-1

DUKE REALTY CORPORATION 600 EAST 96TH STREET, SUITE 100 INDIANAPOLIS, INDIANA 46240

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 21, 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 21, 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M15485-S46199-Z49743                     KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.         DETACH AND RETURN THIS PORTION ONLY

DUKE REALTY CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL				For	Against	Abstain
1.

Proposal to approve an amendment to the Company’s Third Restated Articles of Incorporation to increase the number of shares of the Company’s common stock, par value $.01 per share, authorized thereunder from 250 million shares to 400 million shares.

				☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL				☐	☐	☐
2.

Proposal to approve an amendment to the Company’s Third Restated Articles of Incorporation to increase the number of shares of the Company’s preferred stock, par value $.01 per share, authorized thereunder from five million shares to ten million shares.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE AND TWO.
The undersigned acknowledges receipt from Duke Realty Corporation of, prior to the execution of this proxy, a notice of the meeting and a proxy statement.

NOTE: Please sign exactly as your name appears above. When shares are held as joint tenants, both owners should sign. When signing as attorney,

executor, administrator, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by president or other authorized officer. If the signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

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M15486-S46199-Z49743

DUKE REALTY CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

600 EAST 96th STREET, SUITE 100

INDIANAPOLIS, INDIANA 46240

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Dennis D. Oklak and Howard L. Feinsand, and each of them, attorneys-in-fact and proxies, with full power of substitution, to vote, as designated on the reverse side of this proxy, all shares of common stock of Duke Realty Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on Wednesday, July 22, 2009, at 10:00 a.m. local time, at the corporate offices of the Company located at 600 East 96th Street, Suite 100, Indianapolis, Indiana, 46240 and at any adjournment or postponement thereof. To vote your proxy, please date and sign on the reverse side, and mail your proxy card in the envelope provided as soon as possible. You may also vote on the Internet or by telephone by following the instructions on page 2 of the proxy statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE AND TWO.

The undersigned acknowledges receipt from Duke Realty Corporation of, prior to the execution of this proxy, a notice of the meeting and a proxy statement.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.